                        SEMIANNUAL REPORT / APRIL 30 2000

                         AIM LATIN AMERICAN GROWTH FUND

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                    CREAM PITCHER, RED APPLES BY ELSIE BUNGE

                  LATIN AMERICA, WITH ITS ABUNDANT RESOURCES,

                        GROWING CONSUMER POPULATION AND

                    EXPANDING INDUSTRY, PRESENTS POTENTIALLY

           ATTRACTIVE INVESTMENT OPPORTUNITIES. WE BELIEVE ARGENTINE

          ARTIST ELSIE BUNGE'S BRIGHTLY COLORED PAINTING CAPTURES BOTH

              THE SPIRIT AND EXCITING POTENTIAL OF LATIN AMERICA.

                     -------------------------------------

AIM Latin American Growth Fund is for shareholders who seek long-term growth of capital. The fund primarily invests in the securities of a broad range of Latin American issuers.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Latin American Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o   Had expenses and fees not been waived, total return would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expense.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

Inception (8/13/91)               3.35%

5 Years                           0.32%

1 Year                            6.98%*

*12.34%, excluding sales charges

CLASS B SHARES

Inception (4/1/93)                1.25%

5 Years                           0.44%

1 Year                            6.82%*

*11.82%, excluding CDSC

CLASS C SHARES

Inception (3/1/99)               49.65%

1 Year                           10.82%*

*11.82%, excluding CDSC

================================================================================

In addition to the above returns, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 36.10%; five years, 5.23%; inception (8/13/91), 4.73%. Class B shares, one year, 37.12%; five years, 5.45%; inception (4/1/93), 2.91%. Class C shares, one year, 41.12%; inception (3/1/99), 71.26%.

Past performance cannot guarantee comparable future results.

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                         AIM LATIN AMERICAN GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
     [PHOTO OF      and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.      had the idea of creating a mutual fund company that put
      Bauer,        people first. Our slogan, "people are the product," means
   Chairman of      that people--our employees and our investors--are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more
   APPEARS HERE]    than seven million investors, $176 billion in assets under management and 53 retail funds. Over that time, the industry
     [PHOTO OF      as a whole has grown from $51 billion in assets to more than
      Robert H.     $7 trillion today. I never dreamed we would see such
       Graham,      phenomenal growth. You are the main reason for our success,
    APPEARS HERE]   and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.


                         AIM LATIN AMERICAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


LATIN AMERICAN STOCKS FLOURISH, THEN DECLINE
WITH U.S. MARKET VOLATILITY

MARKET GYRATIONS IN LATIN AMERICAN COUNTRIES MIMICKED U.S. STOCK-MARKET VOLATILITY DURING THE REPORTING PERIOD. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
Against this backdrop, AIM Latin American Growth Fund posted impressive returns of 18.69% for Class A shares and 18.39% for both Class B and Class C shares for the six-month period ended April 30, 2000. These figures are at net asset value, meaning they exclude sales charges. See the inside front cover for long-term performance figures and for average annual total returns.

WHAT WERE MARKET CONDITIONS LIKE OVER THE REPORTING PERIOD?
Latin American markets staged incredible fourth-quarter 1999 rallies. Posting some of their strongest gains all year, most Latin American markets were up at year-end, with two of the largest markets--Mexico and Brazil--leading the way. Market euphoria was pegged to the Nasdaq's incredible run. The Nasdaq, which includes many small and mid-sized U.S. company stocks, is dominated by large-capitalization technology companies. That Latin American markets mimick the Nasdaq does seem ironic when you consider that the Dow Jones Industrial Average would seem a better match for Latin American industries. (See sidebar on next page.)
    As revelers brought in the year 2000, Latin American markets continued their upward spiral. By mid-March, however, Newton's Law of Gravity took over, and world markets that followed the Nasdaq up also followed it down. After the Nasdaq's March sell-off, Latin American markets gave back some of their earlier gains, although in many cases not to the extent of their high-tech U.S. brethren. This trend continued through April as most world markets experienced heavy day-to-day volatility.

WHAT WAS THE ECONOMIC AND POLITICAL CLIMATE IN THE REGION?
Major Latin American economies, particularly Brazil and Mexico, appear to be returning to solid growth and have kept inflation in check. Mexico, for instance, has turned its economy around so well that Moody's upgraded Mexico's sovereign government debt to investment-grade. Both Moody's and Standard & Poor's upgraded Mexico's foreign-currency debt. These upgrades help further strengthen the peso.
    Brazil's January 1999 currency-devaluation crisis appears over as Brazil, too, is on its way to recovery. Consider that Brazil's 12-month average industrial production index showed positive growth in February, after 17 consecutive months of contraction.
    Chile recently elected a new president, Ricardo Lagos. At the end of the first quarter, Chile's economic numbers showed increased growth and subdued inflation, while Chile's Central Bank announced no foreseeable interest-rate hikes in the months to come.
    Argentina's new president, Fernando de la Rua, announced tighter fiscal policy at the beginning of the year. Economic growth numbers have been disappointing (February's industrial production was up only 3% over last year), when compared to Argentina's 8%-plus growth rate in four out of the last ten years. But economy minister Jose Luis Machinea, an economist by trade, foresees steady 4% to 5% growth over the years to come.

WHICH INDUSTRIES PROVIDED THE BEST OPPORTUNITIES FOR THE FUND DURING THE REPORTING PERIOD?
At the beginning of the year, the fund was positioned to benefit from the economic up-cycle Latin American countries were experiencing. Our portfolio, therefore, was heavily weighted in the consumer-cyclical, industrial and financial sectors. Banks rallied strongly in the first quarter on merger talks. Spanish giant Banco Bilbao Vizcaya Argentaria (BBV) made a bid for Mexico's Grupo Financiero Bancomer, one of the fund's best-performing bank stocks. After the reporting period ended, another Mexican bank, Grupo Financiero Banamex, bested BBV's bid.
    Given investor demand for Internet, technology and telecommunications stocks, we continued to invest in established media


LATIN AMERICA
Latin America has more to offer than just its sunny, warm climate and beautiful beaches. A wealth of diverse investment opportunities awaits foreign investors. The map below identifies Latin American countries in which the fund had investments as of 4/30/00.

Mexico

Panama

Venezuela

Brazil

Peru

Chile

Argentina

As of 4/30/00

================================================================================
TOP 5 COUNTRIES
--------------------------------------------------------------------------------
1. Brazil           38.67%
2. Mexico           35.67
3. Argentina         8.40
4. Chile             5.84
5. Venezuela         2.91
================================================================================


          See important fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


and telecom companies such as Grupo Televisa. In any language, Grupo Televisa means "media powerhouse;" it is the largest Spanish language media company in the world and the largest broadcaster in Mexico.
    Dominating the news during the first quarter were merger talks between Telefonica (Spain's giant telecommunications provider) and Holland's KPN Telecom. The deal, which was thwarted shortly after the reporting period closed, would have created Europe's fourth-largest telephone company. Telefonica, however, sold off late in the reporting period, a victim of the Nasdaq's March decline, bringing its Latin American subsidiaries down with it.

HAS YOUR COUNTRY ALLOCATION CHANGED?
We have maintained our general top-down view at the country level. We believe that the Mexican stock market reflects good news and that Brazilian valuations are still attractive. At the end of the first quarter, we added more Brazilian telecoms and Mexican blue-chip laggards. This reduced our exposure to Argentina, Chile and Peru.

WHAT IS YOUR SHORT-TERM MARKET OUTLOOK?
Latin American markets are likely to remain very sensitive to moves in U.S. markets. Brazil and Argentina still have high outstanding debt, and a sudden rise in world interest rates could cause investors to question these nations' ability to service their debt.
    The region's growth outlook, however, appears strong as gross domestic product is expected to rise by 4% this year, up from a mostly flat 1999. Many Latin American companies have posted good first-quarter earnings, and Latin American stocks are trading at significant discounts compared to stocks in many other markets. Also, politics could prove favorable for the region. Mexico will soon be in the midst of a "true contest" election. If the election is conducted in a manner similar to those held in Europe or North America, it could provide positive sentiment for new investments in Mexico.
    At times, emerging-markets investors must weather peaks and valleys like a canoeist riding the rapids without a paddle. Still, for the long-term investor seeking diversification opportunities, Latin America is a compelling region.


LATIN AMERICAN STOCK MARKETS TANGO WITH NASDAQ. BUT WHY?
Although Latin American markets are predominantly composed of big basic-industry companies, these markets have recently followed the Nasdaq's wild ride. Ironic, in that the Dow Jones Industrial Average--an index which includes traditional industries such as manufacturing and utilities--would seem better suited.
    Until about mid-March, Latin American markets' lock-step dance with the Nasdaq seemed surreal--unlimited upside. By late March, however, investors felt the very real downside. Experts believe that Latin American markets have mimicked the Nasdaq partly because of the "wealth effect." In other words, investors euphoric about great gains in U.S. tech stocks went abroad for other high-growth opportunities. When U.S. markets stumbled, however, these investors grew wary of foreign stocks, too.
    Another reason the Nasdaq and Latin American markets have moved together is the region's increasing Internet usage. Some of Latin America's best-performing stocks have been telephone service, media, banks and retailers, which have announced plans to provide Internet access or sell goods via the Internet.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=========================================================================================================================
TOP 10 EQUITY HOLDINGS                                                   TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------
 1. Grupo Televisa S.A.--GDR (Mexico)                           6.44%    1. Telephone                            21.06%

 2. Carso Global Telecom--Class A1 (Mexico)                     5.93     2. Banks (Regional)                      8.21

 3. Petroleo Brasileiro S.A.--Petrobras-Pfd. (Brazil)           4.35     3. Electric Companies                    7.94

 4. Nortel Inversora S.A.--ADR (Argentina)                      3.39     4. Beverages (Alcoholic)                 7.05

 5. Fomento Economico Mexicano, S.A. de C.V.--ADR (Mexico)      3.35     5. Entertainment                         6.44

 6. Companhia Vale do Rio Doce--Pfd. A (Brazil)                 3.14     6. Iron & Steel                          5.96

 7. Kimberly-Clark de Mexico, S.A. de C.V.--Class A (Mexico)    2.53     7. Financial (Diversifed)                5.12

 8. C.A. La Electricidad de Caracas--ADR (Venezuela)            2.53     8. Paper & Forest Products               5.06

 9. Embratel Participacoes S.A.--Pfd. (Brazil)                  2.49     9. Manufacturing (Diversified)           4.67

10. Itausa-Investimentos Itau S.A.--Pfd. (Brazil)               2.36    10. Oil & Gas (Exploration & Production)  4.35

Please keep in mind that the fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================================



          See important fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



CHASING PERFORMANCE MAY HURT MORE
THAN IT HELPS


In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less- established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.


o   HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a


SEC SPEAKS OUT
In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

================================================================================
Age
Risk
Size
Volatility
Management
Expenses
Tax Efficiency

Source: The Wall Street Journal, 1/25/00
================================================================================

                         AIM LATIN AMERICAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



"bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3) Source: Bloomberg.

DOLLAR-COST AVERAGING CAN LOWER THE
COST OF INVESTING
One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.


================================================================================
MONTH         AMOUNT INVESTED   SHARE PRICE    SHARES PURCHASED
--------------------------------------------------------------------------------
JANUARY            $200            $24               8.333
FEBRUARY            200             20              10.000
MARCH               200             14              14.286
APRIL               200             18              11.111
MAY                 200             22               9.091
JUNE                200             24               8.333
6-MONTH TOTAL     $1200           $122              61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1200 divided by 61.154 = $19.62
================================================================================

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                         AIM LATIN AMERICAN GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.86%

ARGENTINA-8.40%

Acindar Industria Argentina de Aceros
  S.A.-Series B (Iron & Steel)(a)        550,000   $   776,032
--------------------------------------------------------------
Banco de Galicia y Buenos Aires S.A.
  de C.V.-ADR (Banks-Regional)            99,166     1,716,811
--------------------------------------------------------------
Banco Hipotecario S.A.-Wts.
  (Banks-Regional), expiring
  02/02/04(b)                                617       309,117
--------------------------------------------------------------
Fivenez Banco Hipotecario
  (Banks-Regional)                        85,000       833,586
--------------------------------------------------------------
IRSA Inversiones y Representaciones
  S.A.-GDR (Land Development)             35,566     1,049,197
--------------------------------------------------------------
Juan Minetti S.A.
  (Construction-Cement &
  Aggregates)(a)                         161,433       258,470
--------------------------------------------------------------
Nortel Inversora S.A.-ADR (Telephone)    180,500     3,339,250
--------------------------------------------------------------
                                                     8,282,463
--------------------------------------------------------------

BRAZIL-38.67%

Caemi Mineracao e Metalurgica
  S.A.-Pfd. (Iron & Steel)                12,750     1,157,487
--------------------------------------------------------------
CIA Siderurgica Nacional (Iron &
  Steel)                                  30,000       846,776
--------------------------------------------------------------
Companhia Brasileira de Petroleo
  Ipiranga (Oil & Gas-Refining &
  Marketing)                              97,719     1,081,860
--------------------------------------------------------------
Companhia Cimento Portland Itau
  (Construction- Cement & Aggregates)        650        79,878
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                              15,165     1,431,310
--------------------------------------------------------------
Companhia de Tecidos Norte de Minas
  (Textiles- Specialty)                   11,622       868,514
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)        114,506     1,751,427
--------------------------------------------------------------
Companhia Paranaense de Energia-Copel
  (Electric Companies)                    68,692       361,239
--------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                             147,935     1,091,021
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                         125,000     3,092,998
--------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de Sao
  Paulo S.A. (Electric Companies)         35,700     2,055,245
--------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                             35,000       787,500
--------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Telephone)                            109,450     2,453,764
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  (Investment Management)              2,716,659     2,330,928
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)           17,997     4,284,810
--------------------------------------------------------------
Tele Centro Sul Participacoes S.A.
  (Telephone)                             50,000       512,317
--------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                    30,000     1,912,500
--------------------------------------------------------------
Tele Norte Leste Participacoes S.A.
  (Telephone)(a)                          21,524       373,051
--------------------------------------------------------------
Tele Norte Leste Participacoes S.A.
  Rts. (Telephone), expiring 05/11/00         41            48
--------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                    44,684       795,929
--------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-Pfd. (Telephone)                   77,745     1,592,772
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
BRAZIL-(CONTINUED)

Telecomunicacoes Brasileiras S.A.
  (Telephone)(a)                          86,027   $     1,905
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras (Telephone)               25,000     2,145,032
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                   40,352     1,004,958
--------------------------------------------------------------
Telesp Celular Participacoes S.A.
  (Telecommunications-
  Cellular/Wireless)(a)                        1            11
--------------------------------------------------------------
Telesp Celular Participacoes
  S.A.-Pfd.
  (Telecommunications-
  Cellular/Wireless)(a)                   30,844       553,201
--------------------------------------------------------------
Uniao de Bancos Brasileiros S.A.-GDR
  (Banks-Regional)                        49,672     1,238,695
--------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros
  S.A. (Banks-Major Regional)(c)          15,000       730,704
--------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais
  S.A.-Class A Pfd.
  (Manufacturing-Diversified)            260,300     1,087,885
--------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)               57,900     1,724,340
--------------------------------------------------------------
Votorantim Celulose e Papel S.A.-ADR
  (Paper & Forest Products)               52,254       770,746
--------------------------------------------------------------
                                                    38,118,851
--------------------------------------------------------------

CHILE-5.84%

Administradora de Fondos de Peniones
  Provida S.A.-ADR
  (Financial-Diversified)                 55,000     1,134,375
--------------------------------------------------------------
Banco de A. Edwards-ADR
  (Banks-Regional)                        28,810       473,564
--------------------------------------------------------------
Compania Cervecerias Unidas S.A.-ADR
  (Beverages-Alcoholic)                   67,500     1,506,094
--------------------------------------------------------------
Embotelladora Arica S.A.-ADR
  (Beverages- Non-Alcoholic)
  (Acquired 04/23/99; Cost
  $536,625)(d)                            40,500       298,643
--------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)                 29,900       336,375
--------------------------------------------------------------
Sociedad Quimica y Minera de Chile
  S.A.-ADR (Chemicals)(a)                 59,100     1,462,725
--------------------------------------------------------------
Supermercados Unimarc S.A.-ADR
  (Retail-Food Chains)                   207,200       543,900
--------------------------------------------------------------
                                                     5,755,676
--------------------------------------------------------------

LUXEMBOURG-1.81%

Quilmes Industrial S.A.-ADR
  (Beverages-Alcoholic)                  187,164     1,778,058
--------------------------------------------------------------

MEXICO-35.67%

Alpha S.A. de C.V.-Class A
  (Manufacturing-Diversified)            696,700     2,154,055
--------------------------------------------------------------
Carso Global Telecom-Class A1
  (Telephone)(a)                       2,200,000     5,843,604
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement & Aggregates)     364,968     1,580,158
--------------------------------------------------------------
Cemex S.A. de C.V. Wts.
  (Construction-Cement & Aggregates),
  expiring 12/13/02                       22,000        12,856
--------------------------------------------------------------
Cintra S.A. (Airlines)                   393,300       222,307
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(a)                      365,000       452,178
--------------------------------------------------------------
Controladora Comercial Mexicana S.A.
  de C.V. (General Merchandise)(e)     1,250,000     1,314,811
--------------------------------------------------------------
Corporacion GEO S.A. de C.V.-Series B
  (Construction-Cement &
  Aggregates)(a)                         271,000       621,929
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
MEXICO-(CONTINUED)

El Puerto de Liverpool S.A. de
  C.V.-Series 1 (Retail-Department
  Stores)                                 45,941   $    82,979
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)(a)       80,000     3,300,000
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V. (Foods)(a)      579,800       750,315
--------------------------------------------------------------
Grupo Carso S.A. de C.V.-Series A1
  (Manufacturing-Diversified)(a)         400,000     1,359,966
--------------------------------------------------------------
Grupo Cementos de Chihuahua, S.A. de
  C.V.- Class B (Construction-Cement
  & Aggregates)                          210,000       136,103
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V.-Class O (Banks-Regional)(a)     4,715,464     2,104,223
--------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.-Class O
  (Financial-Diversified)(a)           1,445,455     1,965,770
--------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                   485,164       224,231
--------------------------------------------------------------
Grupo Mexico S.A.-Series B (Metals
  Mining)                                205,824       839,741
--------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Lodging-Hotels)(a)                    471,000       310,263
--------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Lodging-Hotels)(a)                    752,300       390,058
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     100,000     6,343,750
--------------------------------------------------------------
Industrias Penoles S.A. (Metals
  Mining)                                484,600       998,857
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                              775,000     2,494,953
--------------------------------------------------------------
Nuevo Grupo Iusacell S.A. de C.V.-ADR
  (Telecommunications-Cellular/
   Wireless)(a)                           39,177       624,383
--------------------------------------------------------------
Pepsi-Gemex S.A.-GDR (Beverages-
  Non-Alcoholic)(a)                      192,100     1,032,537
--------------------------------------------------------------
                                                    35,160,027
--------------------------------------------------------------

PANAMA-1.44%

Banco Latinoamericano de
  Exportaciones, S.A.
  (Banks-Regional)                        57,597     1,421,926
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
PERU-2.00%

Credicorp Ltd.
  (Financial-Diversified)                152,332   $ 1,609,007
--------------------------------------------------------------
Union de Cervecerias Backus &
  Johnston S.A.A.
  (Beverages-Alcoholic)                1,008,219       362,617
--------------------------------------------------------------
                                                     1,971,624
--------------------------------------------------------------

UNITED KINGDOM-1.12%

Antofagasta Holdings PLC (Gold &
  Precious Metals Mining)                180,000     1,107,489
--------------------------------------------------------------

VENEZUELA-2.91%

C.A. La Electricidad de Caracas
  (Electric Companies)(f)                186,266        74,396
--------------------------------------------------------------
C.A. La Electricidad de Caracas-ADR
  (Electric Companies)                   124,588     2,491,760
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-I (Constructions-Cement &
  Aggregates)                            675,057       189,735
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-II (Constructions-Cement &
  Aggregates)                            446,248       115,556
--------------------------------------------------------------
                                                     2,871,447
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $95,669,998)                                  96,467,561
--------------------------------------------------------------


MONEY MARKET FUNDS-0.32%

STIC Liquid Assets Portfolio(g)          157,253       157,253
--------------------------------------------------------------
STIC Prime Portfolio(g)                  157,253       157,253
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $314,506)                                        314,506
--------------------------------------------------------------
TOTAL INVESTMENTS-98.18% (Cost
  $95,984,504)                                      96,782,067
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.82%                  1,796,250
--------------------------------------------------------------
NET ASSETS-100.00%                                 $98,578,317
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/00 was $298,643, which represented 0.30% of the Fund's net assets.
(e) Each unit represents three B shares and one C share.
(f) Each unit represents one share of Electricidad de Caracas and one share of Corporacion EDC.
(g) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

ADR   - American Depositary Receipt
BRL   - Brazil Real
Conv. - Convertible
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $95,984,504)                                  $ 96,782,067
------------------------------------------------------------
Foreign currencies, at value (cost $1,178,033)     1,173,473
------------------------------------------------------------
Receivables for:
  Investments sold                                   746,920
------------------------------------------------------------
  Collateral for securities loaned                 2,137,030
------------------------------------------------------------
  Dividends and interest                             370,441
------------------------------------------------------------
  Fund shares sold                                    15,200
------------------------------------------------------------
Other assets                                          24,466
------------------------------------------------------------
    Total assets                                 101,249,597
------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                             184,520
------------------------------------------------------------
  Return of collateral for securities loaned       2,137,030
------------------------------------------------------------
Accrued advisory fees                                191,479
------------------------------------------------------------
Accrued accounting services fees                       4,098
------------------------------------------------------------
Accrued distribution fees                             46,701
------------------------------------------------------------
Accrued transfer agent fees                           43,115
------------------------------------------------------------
Accrued trustees' fees                                   885
------------------------------------------------------------
Other liabilities                                     63,452
------------------------------------------------------------
    Total liabilities                              2,671,280
------------------------------------------------------------
Net assets applicable to shares
  outstanding                                   $ 98,578,317
============================================================

NET ASSETS:

Class A                                         $ 57,828,234
============================================================
Class B                                         $ 39,949,834
============================================================
Class C                                         $    800,249
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            3,523,024
============================================================
Class B                                            2,460,310
============================================================
Class C                                               49,268
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      16.41
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.41 divided by
      95.25%)                                   $      17.23
============================================================
Class B:
  Net asset value and offering price per share  $      16.24
============================================================
Class C:
  Net asset value and offering price per share  $      16.24
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $130,595 foreign withholding
  tax)                                          $  1,312,380
------------------------------------------------------------
Securities lending                                    25,443
------------------------------------------------------------
    Total investment income                        1,337,823
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     538,338
------------------------------------------------------------
Accounting services fees                              24,863
------------------------------------------------------------
Custodian fees                                        34,422
------------------------------------------------------------
Distribution fees -- Class A                         159,892
------------------------------------------------------------
Distribution fees -- Class B                         227,784
------------------------------------------------------------
Distribution fees -- Class C                           3,201
------------------------------------------------------------
Transfer agent fees                                  276,685
------------------------------------------------------------
Trustees' fees                                         3,459
------------------------------------------------------------
Other                                                 48,395
------------------------------------------------------------
    Total expenses                                 1,317,039
------------------------------------------------------------
Less: Expenses paid indirectly                        (2,080)
------------------------------------------------------------
    Fees waived by advisor                           (92,848)
------------------------------------------------------------
    Net expenses                                   1,222,111
------------------------------------------------------------
Net investment income                                115,712
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              704,011
------------------------------------------------------------
  Foreign currencies                                (223,090)
------------------------------------------------------------
                                                     480,921
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           16,293,502
------------------------------------------------------------
  Foreign currencies                                  33,837
------------------------------------------------------------
                                                  16,327,339
------------------------------------------------------------
Net gain from investment securities and
  foreign currencies                              16,808,260
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 16,923,972
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  2000            1999
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $    115,712    $   1,204,092
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                             480,921      (30,276,702)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           16,327,339       48,078,005
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        16,923,972       19,005,395
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (559,152)        (703,214)
-------------------------------------------------------------------------------------------
  Class B                                                         (242,204)        (122,741)
-------------------------------------------------------------------------------------------
  Class C                                                           (1,126)              --
-------------------------------------------------------------------------------------------
  Advisor Class*                                                    (7,099)          (9,487)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                         (816,796)     (22,064,281)
-------------------------------------------------------------------------------------------
  Class B                                                       (5,675,642)     (15,015,084)
-------------------------------------------------------------------------------------------
  Class C                                                          705,771          158,037
-------------------------------------------------------------------------------------------
  Advisor Class*                                                  (537,577)        (144,362)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        9,790,147      (18,895,737)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           88,788,170      107,683,907
-------------------------------------------------------------------------------------------
  End of period                                               $ 98,578,317    $  88,788,170
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $160,719,009    $ 167,043,253
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (18,797)         675,072
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (62,886,230)     (63,367,151)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              764,335      (15,563,004)
-------------------------------------------------------------------------------------------
                                                              $ 98,578,317    $  88,788,170
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Latin American Growth Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $61,871,107 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the six months ended April 30, 2000, the AIM waived fees of $92,848.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $24,863 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $158,249 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $159,892, $227,784 and $3,201, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $10,120 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $1,581 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in custodian fees of $2,080 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,080 during the six months ended April 30, 2000.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
  At April 30, 2000, securities with an aggregate value of $2,095,091 were on loan to brokers. The loans were secured by cash collateral of $2,137,030 received by the Fund. For the six months ended April 30, 2000, the Fund received fees of $25,443 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $14,336,769 and $21,501,683, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 19,375,461
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (19,614,968)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $   (239,507)
=========================================================
Cost of investments for tax purposes is $97,021,574.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                OCTOBER 31, 1999
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    -------------
Sold:

  Class A                                                      1,173,405    $ 20,677,294     10,698,303    $ 130,700,031
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        173,113       2,963,704      1,074,686       14,304,893
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        56,567       1,004,633         20,395          302,050
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  4,828          77,585        103,353        1,459,954
------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of dividends:

  Class A                                                         30,264         511,470         56,745          633,836
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         13,133         219,985          9,959          110,343
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            58             964             --               --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                    422           7,096            833            9,259
------------------------------------------------------------------------------------------------------------------------

Conversion of Advisor Class shares to Class A shares***:

  Class A                                                         26,127         493,538             --               --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (26,252)       (493,538)            --               --
------------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                     (1,271,508)    (22,499,098)   (12,381,943)    (153,398,148)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (514,787)     (8,859,331)    (2,351,288)     (29,430,320)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (17,981)       (299,826)        (9,771)        (144,013)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (7,477)       (128,720)      (106,874)      (1,613,575)
------------------------------------------------------------------------------------------------------------------------
                                                                (360,088)   $ (6,324,244)    (2,885,602)   $ (37,065,690)
========================================================================================================================

*    Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                     APRIL 30,         ----------------------------------------------------------
                                                      2000(a)           1999       1998(a)     1997(a)      1996(a)      1995(a)
                                                  ----------------     -------     -------     --------     --------     --------
Net asset value, beginning of period                  $ 13.97          $ 11.70     $ 19.50     $  17.95     $  15.38     $  26.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.04             0.21        0.13         0.11         0.09         0.15
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                          2.57             2.20       (7.90)        1.44         2.59        (9.28)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
    operations                                           2.61             2.41       (7.77)        1.55         2.68        (9.13)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                            (0.17)           (0.14)      (0.03)          --        (0.08)          --
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                    --               --          --           --           --        (1.60)
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                       --               --          --           --        (0.03)          --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                 (0.17)           (0.14)      (0.03)          --        (0.11)       (1.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 16.41          $ 13.97     $ 11.70     $  19.50     $  17.95     $  15.38
---------------------------------------------------------------------------------------------------------------------------------
Total return(b)                                         18.62%           20.93%     (39.86)%       8.52%       17.52%      (37.16)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (000s omitted)              $57,828          $49,789     $60,720     $159,496     $177,373     $182,462
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  including interest expense:
  With fee waivers                                       1.99%(c)         2.06%       2.17%        1.96%        2.03%        2.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.16%(c)         2.65%       2.31%        2.06%        2.10%        2.12%
=================================================================================================================================
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                       1.99%(c)         2.00%       2.00%        1.96%        2.03%        2.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.16%(c)         2.59%       2.14%        2.06%        2.10%        2.12%
=================================================================================================================================
Ratio of interest expense to average net assets            --%            0.06%       0.17%          --           --           --
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 0.42%(c)         1.44%       0.78%        0.52%        0.46%        0.86%
=================================================================================================================================
Portfolio turnover rate                                    14%              30%         39%         130%         101%         125%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $$64,308,148.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                      APRIL 30,       -----------------------------------------------------------
                                                         2000             1999        1998(a)    1997(a)     1996(a)     1995(a)
                                                   ----------------   ------------    -------    --------    --------    --------
Net asset value, beginning of period                   $ 13.79          $ 11.49      $ 19.23     $  17.78    $  15.21    $  25.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.01)            0.17         0.04         0.01          --        0.06
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                           2.55             2.16        (7.78)        1.44        2.59       (9.19)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
    operations                                            2.54             2.33        (7.74)        1.45        2.59       (9.13)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                             (0.09)           (0.03)          --           --       (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                     --               --           --           --          --       (1.60)
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                        --               --           --           --       (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                  (0.09)           (0.03)          --           --       (0.02)      (1.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 16.24          $ 13.79      $ 11.49     $  19.23    $  17.78    $  15.21
=================================================================================================================================
Total return(b)                                          18.39%           20.36%      (40.19)%       8.04%      17.02%     (37.42)%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (000s omitted)               $39,950          $38,456      $46,599     $133,448    $137,400    $134,527
=================================================================================================================================
Ratio of expenses to average net assets including
  interest expense:
  With fee waivers                                        2.49%(c)         2.56%        2.67%        2.46%       2.53%       2.61%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     2.66%(c)         3.15%        2.81%        2.56%       2.60%       2.62%
=================================================================================================================================
Ratio of expenses to average net assets excluding
  interest expense:
  With fee waivers                                        2.49%(c)         2.50%        2.50%        2.46%       2.53%       2.61%
=================================================================================================================================
  Without fee waivers                                     2.66%(c)         3.09%        2.64%        2.56%       2.60%       2.62%
=================================================================================================================================
Ratio of interest expenses to average net assets            --%            0.06%        0.17%          --          --          --
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.08)%(c)        0.94%        0.28%        0.02%      (0.04)%      0.36%
=================================================================================================================================
Portfolio turnover rate                                     14%              30%          39%         130%        101%        125%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $45,807,080.

                                          CLASS C                                          ADVISOR CLASS
                            ------------------------------------   --------------------------------------------------------------
                                                 MARCH 1, 1999
                                                  (DATE SALES                                     YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED     COMMENCED) TO     NOVEMBER 1, 1999 TO    ---------------------------------------
                            APRIL 30, 2000(a)   OCTOBER 31, 1999   FEBRUARY 11, 2000(a)    1999     1998(a)    1997(a)    1996(a)
                            -----------------   ----------------   --------------------   ------    -------    -------    -------
Net asset value, beginning
  of period                      $ 13.79             $10.21              $ 13.95          $11.71    $19.57     $17.94     $15.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                         (0.01)              0.12                 0.04           0.31       0.21       0.19       0.17
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain (loss)
    on investments                  2.55               3.46                 5.05           2.16      (7.92)      1.44       2.58
---------------------------------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) from
      investment
      operations                    2.54               3.58                 5.09           2.47      (7.71)      1.63       2.75
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders:
  From net investment
    income                         (0.09)                --                (0.24)         (0.23)     (0.15)        --      (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net
    investment income                 --                 --                   --             --         --         --      (0.07)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions            (0.09)                --                (0.24)         (0.23)     (0.15)        --      (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                         $ 16.24             $13.79              $ 18.80          $13.95    $11.71     $19.57     $17.94
=================================================================================================================================
Total return(b)                    18.39%             35.06%               36.71%         21.56%    (39.67)%     8.91%     18.16%
=================================================================================================================================
Ratios and supplemental
  data:
Net assets, end of period
  (000s omitted)                 $   800             $  147              $    --          $ 397     $  365     $  636     $  818
=================================================================================================================================
Ratio of expenses to average
  net assets including interest
  expense:
  With fee waivers                  2.49%(c)           2.56%(d)             1.49%(c)       1.56%      1.67%      1.46%      1.53%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers               2.66%(c)           3.15%(d)             1.66%(c)       2.15%      1.81%      1.56%      1.60%
=================================================================================================================================
Ratio of expenses to average
  net assets excluding interest
  expense:
  With fee waivers                  2.49%(c)           2.50%(d)             1.49%(c)       1.50%      1.50%      1.46%      1.53%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers               2.66%(c)           3.09%(d)             1.66%(c)       2.09%      1.64%      1.56%      1.60%
=================================================================================================================================
Ratio of interest expense
  to average net assets               --               0.06%(d)               --           0.06%      0.17%        --         --
=================================================================================================================================
Ratio of net investment
  income to average net
  assets                           (0.08)%(c)          0.94%(d)             0.92%(c)       1.94%      1.28%      1.02%      0.96%
=================================================================================================================================
Portfolio turnover rate               14%                30%                  14%            30%        39%       130%       101%
=================================================================================================================================

                               ADVISOR CLASS
                            -------------------
                               JUNE 1, 1995
                                (DATE SALES
                               COMMENCED) TO
                            OCTOBER 31, 1995(a)
                            -------------------
Net asset value, beginning
  of period                       $15.95
--------------------------
Income from investment
  operations:
  Net investment income
    (loss)                          0.09
--------------------------
  Net realized and
    unrealized gain (loss)
    on investments                 (0.64)
--------------------------
    Net increase
      (decrease) from
      investment
      operations                   (0.55)
--------------------------
Distributions to
  shareholders:
  From net investment
    income                            --
--------------------------
  In excess of net
    investment income                 --
--------------------------
    Total distributions               --
--------------------------
Net asset value, end of
  period                          $15.40
==========================
Total return(b)                    (3.45)%
==========================
Ratios and supplemental
  data:
Net assets, end of period
  (000s omitted)                  $  369
==========================
Ratio of expenses to avera
  expense:
  With fee waivers                  1.61%(d)
--------------------------
  Without fee waivers               1.62%(d)
==========================
Ratio of expenses to avera
  expense:
  With fee waivers                  1.61%(d)
--------------------------
  Without fee waivers               1.62%(d)
==========================
Ratio of interest expense
  to average net assets               --
==========================
Ratio of net investment
  income to average net
  assets                            1.36%(d)
==========================
Portfolio turnover rate              125%
==========================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $643,802 and $487,760 for Class C and Advisor Class, respectively.
(d) Annualized.

BOARD OF TRUSTEES                           OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                           Robert H. Graham                    11 Greenway Plaza
President, Plantagenet Capital              Chairman and President              Suite 100
Management, LLC (an investment                                                  Houston, TX 77046
partnership); Chief Executive Officer,      Dana R. Sutton
Plantagenet Holdings, Ltd.                  Vice President and Treasurer        INVESTMENT MANAGER
(an investment banking firm)
                                            Samuel D. Sirko                     A I M Advisors, Inc.
Frank S. Bayley                             Vice President and Secretary        11 Greenway Plaza
Partner, law firm of                                                            Suite 100
Baker & McKenzie                            Melville B. Cox                     Houston, TX 77046
                                            Vice President
Robert H. Graham                                                                SUB-ADVISOR
President and Chief Executive Officer,      Gary T. Crum
A I M Management Group Inc.                 Vice President                      INVESCO Asset Management Ltd.
                                                                                11 Devonshire Square
Arthur C. Patterson                         Carol F. Relihan                    London EC2M 4YR
Managing Partner, Accel Partners            Vice President                      England
(a venture capital firm)
                                            Mary J. Benson                      TRANSFER AGENT
Ruth H. Quigley                             Assistant Vice President and
Private Investor                            Assistant Treasurer                 A I M Fund Services, Inc.
                                                                                P.O. Box 4739
                                            Sheri Morris                        Houston, TX 77210-4739
                                            Assistant Vice President and
                                            Assistant Treasurer                 CUSTODIAN

                                            Nancy L. Martin                     State Street Bank and Trust Company
                                            Assistant Secretary                 225 Franklin Street
                                                                                Boston, MA 02110
                                            Ofelia M. Mayo
                                            Assistant Secretary                 COUNSEL TO THE FUND

                                            Kathleen J. Pflueger                Kirkpatrick & Lockhart LLP
                                            Assistant Secretary                 1800 Massachusetts Avenue, N.W.
                                                                                Washington, D.C. 20036-1800

                                                                                COUNSEL TO THE TRUSTEES

                                                                                Paul, Hastings, Janofsky & Walker LLP
                                                                                Twenty Third Floor
                                                                                555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

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


THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                            MONEY MARKET FUNDS
AIM Aggressive Growth Fund              AIM Money Market Fund                   A I M Management Group Inc. has provided
AIM Blue Chip Fund                      AIM Tax-Exempt Cash Fund                leadership in the mutual fund industry
AIM Capital Development Fund                                                    since 1976 and managed approximately
AIM Constellation Fund(1)               INTERNATIONAL GROWTH FUNDS              $176 billion in assets for more than 7.4 million
AIM Dent Demographic Trends Fund        AIM Advisor International Value Fund    shareholders, including individual investors,
AIM Emerging Growth Fund                AIM Asian Growth Fund                   corporate clients and Financial institutions,
AIM Large Cap Growth Fund               AIM Developing Markets Fund             as of March 31, 2000.
AIM Large Cap Opportunities Fund        AIM Euroland Growth Fund(5)                 The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                 AIM European Development Fund           is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                 AIM International Equity Fund           eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund(2)       AIM Japan Growth Fund                   States in assets under management, according to
AIM Select Growth Fund                  AIM Latin American Growth Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(3)                                                    monitor.
AIM Small Cap Opportunities Fund(4)     GLOBAL GROWTH FUNDS
AIM Value Fund                          AIM Global Aggressive Growth Fund
AIM Weingarten Fund                     AIM Global Growth Fund
                                        AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                   GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund            AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                    GLOBAL INCOME FUNDS
AIM Charter Fund                        AIM Global Income Fund
                                        AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                  THEME FUNDS
AIM High Yield Fund                     AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                  AIM Global Financial Services Fund
AIM Income Fund                         AIM Global Health Care Fund
AIM Intermediate Government Fund        AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund      AIM Global Resources Fund
                                        AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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